UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
Form 8-K/A

______________________

Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2015
______________________
Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

_______________________
Commission File Number: 333-194280

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K filed on April 7, 2015, for the purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Houston, Texas in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Registrant hereby files the following unaudited pro forma financial information.
Item 9.01. Financial Statements

Page

(b) Unaudited Pro Forma Consolidated Financial Information

• Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015	4

• Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	5

• Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2015	6

• Notes to Unaudited Pro Forma Consolidated Financial Statements	7

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

On March 9, 2015, Griffin Capital Essential Asset REIT II, Inc. (the "Company") acquired a single story Class A industrial property consisting of approximately 61,200 net rentable square feet located in Concord, North Carolina (the "Owens Corning property"). The Owens Corning property is leased in its entirety to Owens Corning Sales, LLC, a wholly-owned subsidiary of Owens Corning, Inc. ("Owens Corning"). The purchase price for the Owens Corning property was approximately $5.5 million, plus closing costs. The purchase price and acquisition fees and expenses earned by and paid to the Company's advisor were funded with proceeds from the Company's public offering.
The Owens Corning lease, as amended, is a triple-net lease with a remaining term of approximately 10 years upon the Company's acquisition, expiring in December 2024. The current annual base rent is approximately $352,000, with 2% rental increases on an annual basis each January. Under the Owens Corning lease, the tenant has two five-year renewal options at fair market value, and no termination option.
On April 1, 2015, the Company acquired a four story Class A office property consisting of approximately 186,300 net rentable square feet located in Houston, Texas (the "Westgate II property"). The Westgate II property is leased in its entirety to Wood Group Mustang Inc., one of three business units of parent company John Wood Group Plc. The purchase price for the Westgate II property was $57.0 million, plus closing costs. The purchase price and acquisition fees and expenses earned by and paid to the Company's advisor were funded with proceeds from the Company's public offering and a draw of $30.0 million pursuant to the Company's revolving credit facility with a syndicate of lenders under which KeyBank, National Association serves as administrative agent and JPMorgan Chase Bank, N.A. serves as syndication agent (the "KeyBank Revolving Credit Facility").
The Westgate II lease, as amended, is a triple-net lease with a remaining term of approximately nine years upon the Company's acquisition, expiring in April 2024. The current annual base rent is approximately $3.8 million, with 2.5% annual rental increases. Under the Westgate II lease, the tenant has a choice of either two five-year renewal options or one ten-year renewal option, each at fair market value, and no termination option. Wood Group also serves as the guarantor for the tenant's obligations under the Westgate II lease. Since the Westgate II property is leased to a single tenant on a long-term basis under a net lease, the Company believes that financial information about the parent company of the tenant is more relevant to investors than financial statements of the property acquired. Wood Group, the parent company, is a public company which currently provides its financial statements in reports to investors. These reports can be found on Wood Group's website at http://www.woodgroup.com/investors/annual-interim-reports/pages/default.aspx.
The unaudited pro forma consolidated balance sheet is presented to reflect the acquisition of the Westgate II property as if the acquisition had occurred on March 31, 2015. The determination and preliminary allocation of the purchase consideration used in the unaudited pro forma financial information are based on preliminary estimates, which are subject to change as the Company finalizes the valuations of the assets and liabilities acquired.
The unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2014 and three months ended March 31, 2015, are presented as if (1) the Owens Corning and Westgate II properties were acquired from an unaffiliated third party as of January 1, 2014; and (2) the Westgate II property was financed with $30.0 million pursuant to the KeyBank Revolving Credit Facility.
The unaudited pro forma consolidated balance sheet and statement of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 should be read in conjunction with the unaudited consolidated financial statements of the Company and accompanying notes thereto included in the Company's quarterly report filed on Form 10-Q for the three months ended March 31, 2015 and the audited consolidated financial statements of the Company and accompanying notes thereto included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2014. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties acquired and the respective debt have been made.
The unaudited pro forma consolidated statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 are not necessarily indicative of what the actual operating results would have been had the properties been acquired on January 1, 2014, nor do they purport to represent the Company's future operating results.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
March 31, 2015

	Historical	Pro Forma Adjustment - Westgate II		Pro Forma
ASSETS
Cash and cash equivalents	$49,034,211	$(25,644,690)	B	$23,389,521
Real estate:
Land	575,000	7,500,000	A	8,075,000
Building	4,605,876	38,383,060	A	42,988,936
Tenant origination and absorption cost	560,750	12,735,981	A	13,296,731
Total real estate	5,741,626	58,619,041		64,360,667
Less: accumulated depreciation and amortization	(10,854)	—		(10,854)
Total real estate, net	5,730,772	58,619,041		64,349,813
Real estate acquisition deposits	3,200,000	(1,000,000)	B	2,200,000
Deferred financing costs, net	1,811,187	—		1,811,187
Other assets, net	2,056,204	—		2,056,204
Total assets	$61,832,374	$31,974,351		$93,806,725
LIABILITIES AND EQUITY
Debt:
KeyBank Revolving Credit Facility	$—	$30,000,000	B	$30,000,000
Liabilities:
Accounts payable and other liabilities	390,173	178,540	C	568,713
Distributions payable	94,931	—		94,931
Due to affiliates	2,325,031	—		2,325,031
Below market leases, net	240,076	1,619,041	A	1,859,117
Total liabilities	3,050,211	31,797,581		34,847,792
Commitments and contingencies (Note 6)
Equity:
Common stock subject to redemption	291,255	—		291,255
Stockholders' equity:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized; no shares outstanding, as of March 31, 2015	—	—		—
Class A Common Stock, $0.001 par value, 700,000,000 shares authorized; 6,913,138 shares outstanding as of March 31, 2015	69,116	—		69,116
Additional paid-in capital	60,228,397	—		60,228,397
Cumulative distributions	(479,927)	—		(479,927)
Accumulated deficit	(1,456,420)	176,770	D	(1,279,650)
Total stockholders' equity	58,361,166	176,770		58,537,936
Noncontrolling interests	129,742	—		129,742
Total equity	58,490,908	176,770		58,667,678
Total liabilities and equity	$61,832,374	$31,974,351		$93,806,725
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2014

	Historical	Owens Corning Historical	Westgate II Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$—	$345,000	$3,255,678	$843,805	a	$4,444,483
Property tax recovery	—	62,568	673,068	—		735,636
Property insurance recovery	—	—	59,200	—		59,200
Total revenue	—	407,568	3,987,946	843,805		5,239,319
Expenses:
Asset management fees to affiliates	—	—	—	625,000	b	625,000
Property management fees to affiliates	—	—	—	36,007	c	36,007
Property operating	—	—	59,200	—		59,200
Property tax	—	62,568	673,068	—		735,636
Acquisition fees and expenses to non-affiliates	—	—	—	—		—
Acquisition fees and expenses to affiliates	—	—	—	—		—
General and administrative	438,806	—	—	—		438,806
Depreciation and amortization	—	—	—	2,532,924	e	2,532,924
Total expenses	438,806	62,568	732,268	3,193,931		4,427,573
Income from operations	(438,806)	345,000	3,255,678	(2,350,126)		811,746
Other expense:
Interest expense	(55,786)	—	—	(552,000)	f	(607,786)
Net income	(494,592)	345,000	3,255,678	(2,902,126)		203,960
Net income attributable to noncontrolling interests	(57,976)					1,309
Net income attributable to common stockholders	$(436,616)					$202,651
Net income attributable to common stockholders, basic and diluted	$(2.90)					$1.35
Weighted average number of common shares outstanding, basic and diluted	150,623					150,623
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2015

	Historical	Owens Corning Historical	Westgate II Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$25,414	$66,218	$939,978	$164,630	a	$1,196,240
Property tax recovery	4,765	14,502	209,969	—		229,236
Property insurance recovery	—	—	9,161	—		9,161
Total revenue	30,179	80,720	1,159,108	164,630		1,434,637
Expenses:
Asset management fees to affiliates	3,401	—	—	152,849	b	156,250
Property management fees to affiliates	218	—	—	28,862	c	29,080
Property operating	23	—	9,161	—		9,184
Property tax	4,765	14,502	209,969	—		229,236
Acquisition fees and expenses to non-affiliates	82,265	—	—	(82,265)	d	—
Acquisition fees and expenses to affiliates	141,751	—	—	(141,751)	d	—
General and administrative	562,051	—	—	—		562,051
Depreciation and amortization	10,854	—	—	613,703	e	624,557
Total expenses	805,328	14,502	219,130	571,398		1,610,358
Loss from operations	(775,149)	66,218	939,978	(406,768)		(175,721)
Other expense:
Interest expense	(251,242)	—	—	(139,533)	f	(390,775)
Net loss	(1,026,391)	66,218	939,978	(546,301)		(566,496)
Net loss attributable to noncontrolling interests	(6,587)					(6,053)
Net loss attributable to common stockholders	$(1,019,804)					$(560,443)
Net loss attributable to common stockholders, basic and diluted	$(0.33)					$(0.30)
Weighted average number of common shares outstanding, basic and diluted	3,096,378					3,096,378

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Rental Properties
On March 9, 2015, the Company acquired a single story Class A industrial property consisting of approximately 61,200 net rentable square feet located in Concord, North Carolina (the "Owens Corning property"). The Owens Corning property is leased in its entirety to Owens Corning Sales, LLC, a wholly-owned subsidiary of Owens Corning, Inc. ("Owens Corning"), pursuant to a triple-net lease obligating Owens Corning to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual net rent was $5.77 per square foot, subject to periodic 2% rent increases pursuant to the lease, and the remaining term of the lease was approximately 10 years.
On April 1, 2015, the Company acquired a four story Class A office property consisting of approximately 186,300 net rentable square feet located in Houston, Texas (the "Westgate II property"). The Westgate II property is leased in its entirety to Wood Group Mustang Inc. ("Wood Group Mustang"), one of three business units of parent company John Wood Group Plc., pursuant to a triple-net lease obligating Wood Group Mustang to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual net rent was $20.44 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term of the lease was approximately nine years.
The Owens Corning and Westgate II properties are hereinafter referred to as the “Properties.”
In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Company performs the following procedures when allocating the acquisition value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases (taking into consideration below-market extension options for below-market leases), leasing costs associated with in-place leases, tenant relationships and other intangible assets.
The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life or the remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.

Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet
The unaudited pro forma consolidated balance sheet as of March 31, 2015 reflects the following adjustments:
A. The preliminary allocation of the Westgate II acquisition value is included in rental properties, net and in-place lease valuation and is comprised of the following:

Building	$38,383,060
Land	7,500,000
Intangible leasing assets	12,735,981
Rental properties, net	58,619,041
In-place lease valuation - below market	(1,619,041)
Total	$57,000,000
B. The purchase price (net of closing credits) of the Westgate II property was $57.0 million plus closing costs. This amount was funded with proceeds from a $30.0 million draw from the KeyBank Revolving Credit Facility, and cash available from proceeds, net of offering costs, from the Company's initial public offering through the acquisition date.
C. Represents tax credit and assumed tenant lease obligations as part of the Westgate II acquisition.
D. Represents rent credit less acquisition costs related to the acquisition which are not reflected in Company's historical balance sheet.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2014 and Three Months Ended March 31, 2015
The historical amounts for the Properties include historical operating revenues and certain expenses for the period presented. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and three months ended March 31, 2015, and are derived from the results of each transaction.
The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and three months ended March 31, 2015:
a. The historical rent revenue represents the contractual and straight-line rent pursuant to the lease in effect during the time period presented. The pro forma adjustments are presented to adjust contractual rent revenue to a straight-line basis and to amortize the in-place lease valuation, in accordance with ASC 805-10, for the Properties as if they were acquired on January 1, 2014.
The following summarizes the adjustment made to rent revenue for the year ended December 31, 2014:

	Owens Corning	Westgate II	Total
Adjustment to contractual and straight-line rent	$36,655	$540,918	$577,573
Below market, in-place rent	24,606	241,626	266,232
	$61,261	$782,544	$843,805
The following summarizes the adjustment made to rent revenue for the three months ended March 31, 2015:

	Owens Corning	Westgate II	Total
Adjustment to contractual and straight-line rent	$6,249	$109,946	$116,195
Below market, in-place rent	4,517	43,918	48,435
	$10,766	$153,864	$164,630

b. Asset management fees are paid monthly to the Company's advisor at 0.08%, or 1.00% annually, based on the aggregate book value of the Properties, pursuant to the advisory agreement.
c. Property management oversight fees are paid monthly to the Company's property manager at 1.00% of gross property revenue received at each of the Properties, respectively, pursuant to the property management agreement.
d. The Company incurred $0.08 million of transaction costs related to the Owens Corning property acquisition, which are included in the historical acquisition fees and expenses to non-affiliates on the Company's historical statement of operations for the quarter ended March 31, 2015. In addition, acquisition fees and expenses to affiliates on the Company's historical financial statements represents fees earned and paid to the Company's advisor, pursuant to the advisory agreement, of approximately $0.14 million. As the acquisition fees and expenses to non-affiliates and affiliates are nonrecurring, these expenses are reflected as an adjustment to the pro forma statement of operations.
e. Depreciation expense is reflected in the unaudited pro forma consolidated statements of operations based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.
The following table summarizes the adjustment made to depreciation and amortization expense by asset category for the period ended December 31, 2014:

	Owens Corning	Westgate II	Total
Building and building improvements	$115,147	$959,576	$1,074,723
Tenant absorption and leasing costs	57,103	1,401,098	1,458,201
	$172,250	$2,360,674	$2,532,924
The following table summarizes the adjustment made to depreciation and amortization expense by asset category for the period ended March 31, 2015:

	Owens Corning	Westgate II	Total
Building and building improvements	$21,137	$236,608	$257,745
Tenant absorption and leasing costs	10,482	345,476	355,958
	$31,619	$582,084	$613,703
f. Represents interest expense (not reflected in the historical statement of operations of the Company) incurred on the $30.0 draw from the KeyBank Revolving Credit Facility for the Westgate II property acquisition, which bears a current interest variable rate of 1.84% (1.65% fixed plus LIBOR) and matures on December 12, 2019 (assuming one-year extension is exercised).

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: June 17, 2015	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer